UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 16, 2006

Hibbett Sporting Goods, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	63-1074067
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On November 16, 2006, the Board of Directors (the “Board”) of Hibbett Sporting Goods, Inc. (the “Company”) adopted amendments to all of its active stockholder approved stock plans (“Plans”). The Board took the following actions in regards to such Plans:

a)	Amended the provisions of the Plans to reflect a mandatory, rather than permissive, obligation to make adjustments in applicable circumstances; and

b)

Adopted a uniform definition for the fair market value of the Company’s Common Stock under the various Plans to equal the closing price on the Company’s primary exchange on the date of grant (or if such date was not a trading day for such exchange, then the immediately preceding trading day).

These amendments are effective as of November 16, 2006 and affect the 2006 Non-Employee Director Equity Plan, the 2005 Equity Incentive Plan, the Amended and Restated 1996 Stock Option Plan and the 2005 Director Deferred Compensation Plan. Except as amended, all effected plans remain in full force and effect, with the exception of the Amended and Restated 1996 Stock Option Plan which was replaced by the 2005 Equity Incentive Plan.

In addition, the Board adopted a resolution to correct an inadvertent error in the 2005 Employee Stock Purchase Plan (“2005 ESPP) which purported to require participants to work at least 30 hours per week to be eligible, when applicable tax laws require such plans to be available to employees working at least 20 hours per week. The Company, at all times, has administered the 2005 ESPP in compliance with tax law requirements. This correction is effective July 1, 2005, the original effective date of the 2005 ESPP.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to the 2006 Non-Employee Director Equity Plan
10.2	First Amendment to the 2005 Equity Incentive Plan
10.3	Second Amendment to the Amended and Restated 1996 Stock Option Plan
10.4	First Amendment to the 2005 Director Deferred Compensation Plan
10.5	Correction to the 2005 Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTING GOODS, INC.

Date: November 21, 2006	/s/ Gary A. Smith
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to the 2006 Non-Employee Director Equity Plan
10.2	First Amendment to the 2005 Equity Incentive Plan
10.3	Second Amendment to the Amended and Restated 1996 Stock Option Plan
10.4	First Amendment to the 2005 Director Deferred Compensation Plan
10.5	Correction to the 2005 Employee Stock Purchase Plan

Exhibit 10.1

First Amendment to the 2006 Non-Employee Director Equity Plan

The following paragraphs and sections of the 2006 Non-Employee Director Equity Plan have been amended, effective November 16, 2006, to read as follows:

(a)         Paragraph (a) of Section 2.10 of the 2006 Non-Employee Director Equity Plan shall be amended and restated in its entirety as follows:

(a)

If the principal market for the Common Stock is a national securities exchange or the NASDAQ Stock Market, then “Fair Market Value” as of that date shall be the closing sale price of the Common Stock on the principal exchange or market on which the Common Stock is then listed or admitted to trading on such date.

(b)         Section 10.1 of the 2006 Non-Employee Director Equity Plan shall be amended and restated in its entirety as follows:

10.1      Adjustment for Changes in Capitalization: To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Common Stock with respect to which Awards have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the board shall, in such manner as the Board deems equitable: (A) make a proportionate adjustment in 1) the maximum number and type of securities as to which awards may be granted under the Plan, 2) the number and type of securities subject to outstanding Awards, 3) the grant or exercise price with respect to any such Award, and 4) the per individual limitations on the number of securities that may be awarded under the Plan (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that with respect to all Options, no such adjustment shall be authorized to the extent that such adjustment violates the provisions of Treasury Regulation 1.424-1 and Section 409A of the Code or any successor provisions; and the number of shares of Common Stock subject to any Award denominated in shares shall always be a whole number; or (B) cause any Award outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Board, as the case may be, in their sole discretion. Any adjustments made hereunder shall be binding on all Holders.

Exhibit 10.2

First Amendment to the 2005 Equity Incentive Plan

The following paragraphs and sections of the 2005 Equity Incentive Plan have been amended, effective November 16, 2006, to read as follows:

(a)          Section 4.2(f) of the 2005 Equity Incentive Plan shall be amended and restated in its entirety as follows:

(f)          To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Stock with respect to which Awards have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Committee shall, in such manner as the Committee deems equitable: (A) make a proportionate adjustment in 1) the maximum number and type of securities as to which awards may be granted under this Plan, 2) the number and type of securities subject to outstanding Awards, 3) the grant or exercise price with respect to any such Award, 4) the performance targets and goals appropriate to any outstanding Awards for Performance Shares or Performance Units, and 5) the per individual limitations on the number of securities that may be awarded under the Plan (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that with respect to ISOs, no such adjustment shall be authorized to the extent that such adjustment would case such options to violate Section 422(b) of the Code or any successor provision; with respect to all Options, no such adjustment shall be authorized to the extent that such adjustment violates the provisions of Treasury Regulation 1.424-1 and Section 409A of the Code or any successor provisions; with respect to all Awards for Performance Shares or Performance Awards, no such adjustment shall violate the requirements applicable to Awards intended to qualify for exemption under Section 162(m) of the Code; and the number of shares of Stock subject to any Award denominated in shares shall always be a whole number; or (B) cause any Award outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate Award (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled Award substantially equivalent in value to the fair market value of such cancelled Award. The determination of fair market value shall be made by the Committee or the Board, as the case may be, in their sole discretion. Any adjustments made hereunder shall be binding on all Participants.

(b)         Clause (i) of paragraph (k) of Article 8 of the 2005 Equity Incentive Plan shall be amended and restated in its entirety as follows:

(i)          If the principal market for the Common Stock is a national securities exchange or the NASDAQ Stock Market, then “Fair Market Value” as of that date shall be the closing sale price of the Common Stock on the principal exchange or market on which the Common Stock is then listed or admitted to trading on such date.

Exhibit 10.3

Second Amendment to the Amended and Restated 1996 Stock Option Plan

The following paragraph and section of the Amended and Restated 1996 Stock Option Plan has been amended, effective November 16, 2006, to read as follows:

Section 13 of the Amended and Restated 1996 Stock Option Plan shall be amended and restated in its entirety as follows:

To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Stock with respect to which Options have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Committee shall, in such manner as the Committee deems equitable: (A) make a proportionate adjustment in 1) the maximum number and type of securities as to which awards may be granted under this Plan, 2) the number and type of securities subject to outstanding Options, 3) the grant or exercise price with respect to any such Option, and 4) the per individual limitations on the number of securities that may be awarded under the Plan (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that with respect to ISOs, no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; with respect to all Options, no such adjustment shall be authorized to the extent that such adjustment violates the provisions of Treasury Regulation 4.424-1 and Section 409A of the Code or any successor provisions; and the number of shares of Stock subject to any Option denominated in shares shall always be a whole number; or (B) cause any Option outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate award (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled Option substantially equivalent in value to the fair market value of such cancelled Option. The determination of fair market value shall be made by the Committee or the Board, as the case may be, in their sole discretion. Any adjustments made hereunder shall be binding on all participants.

Exhibit 10.4

First Amendment to the 2005 Director Deferred Compensation Plan

(a)         The last sentence of the first paragraph of Section 3.2 of the 2005 Director Deferred Compensation Plan shall be amended and restated in its entirety as follows:

The amount of the credit to such Deferred Stock Account shall be the number of Shares (rounded to the nearest one hundredth of a Share) determined by dividing the amount of the Participant’s Fees deferred in Shares during the immediately preceding quarter by the closing price of a share as reported on the principal stock exchange where the Common Stock is listed on the Credit Date or, if there is no trading on such exchange on the Credit Date, on the immediately preceding trading day.

(b)         Section 4.4 of the 2005 Director Deferred Compensation Plan shall be amended and restated in its entirety as follows:

The number of Options issued to an Eligible Director under this Section 4 as of any Credit Date shall equal (i) the dollar amount of the portion of his or her fee which is to be paid in Options on such Credit Date divided by (ii) thirty-three percent (33%) of the closing price of a Share as reported on the principal stock exchange where the Common Stock is listed on the Credit Date or, if there is no trading on such exchange on the Credit Date, on the immediately preceding trading day.

(c)         Section 5.4 of the 2005 Director Deferred Compensation Plan shall be amended and restated in its entirety as follows:

5.4.

Changes in Shares. To prevent the dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, in the event of any corporate transaction or event such as a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination or other similar corporate transaction or event affecting the Shares which have been or may be issued under the Plan (any such transaction or event, a “Transaction”), then the Board shall, in such manner as the Board deems equitable: (A) make a proportionate adjustment in 1) the maximum number and type of securities which may be issued under this Plan, and 2) the number and type of securities subject to outstanding accounts (any such adjustment, an “Antidilution Adjustment”); provided, in each case, that the number of Shares subject to any account denominated in shares shall always be a whole number; or (B) cause any right to receive Shares outstanding as of the effective date of the Transaction to be cancelled in consideration of a cash payment or alternate form of equity settlement (whether from the Company or another entity that is a participant in the Transaction) or a combination thereof made to the holder of such cancelled right substantially equivalent in value to the fair market value of such cancelled right. The determination of fair market value shall be made by the Board of Directors in their sole discretion. Any adjustments made hereunder shall be binding on all Participants. Notwithstanding the foregoing, any Antidilution Adjustments to be made to outstanding Options shall be as provided for in the terms of the appropriate plan.

Exhibit 10.5

Correction to the 2005 Employee Stock Purchase Plan

Section 4.1 of the 2005 Employee Stock Purchase Plan shall be corrected and restated in its entirety as follows:

4.1        Conditions of Eligibility. An Eligible Recipient is an Employee who (i) customarily works more than twenty (20) hours per week and (ii) has been employed by the Company and/or a Subsidiary Corporation for one (1) year.

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